                                 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                             Washington, D.C.  20549

                                                      FORM 8-K
                                                  CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 4, 2003

                        N A V I S T A R    I N T E R N A T I O N A L    C O R P O R A T I O N
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                               (Exact name of registrant as specified in its charter)

                      Delaware                           1-9618                            36-3359573
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     (State or other jurisdiction of               (Commission File No.)                   (I.R.S. Employer
     incorporation or organization)                                                       Identification No.)

   4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois                                     60555
   --------------------------------------------------------                           ----------------------------
         (Address of principal executive offices)                                              (Zip Code)

                          Registrant's telephone number, including area code (630) 753-5000

ITEM 9.    REGULATION FD DISCLOSURE

In accordance  with General  Instruction  B.2. to Form 8-K, the following  information  shall not be deemed "filed"
for  purposes of Section 18 of the  Securities  Act of 1934,  as amended,  nor shall it be deemed  incorporated  by reference in any filing under the  Securities  Act of 1933,  as amended,  except as shall be expressly set forth by specific reference in such a filing.

Navistar  International  Corporation  (the  "Registrant")  today  announced  the company will be presenting an overview  of the  business  next  week  at the  Salomon  Smith  Barney  Sixteenth  Annual  Global  Industrials
Manufacturing Conference in New York.

Daniel C.  Ustian,  Navistar  president  and chief  executive  officer,  is  scheduled  to present at 8:45a.m.
Eastern  Standard  Time on Tuesday March 11. A live audio web cast of the Navistar  portion of the  conference
will   be   available    through   the   attached   link   or   through   the    company's    home   page   at
http://www.nav-international.com  by  connecting  to the webcast link in the column on the right of that page.
A replay of the  webcast  will  also be  available  on the  Registrant's  website  for  approximately  10 days following the web cast.

HTTP://WWW.VERACAST.COM/SSB/2003/INDUSTRIAL-MANUFACTURING/12103353.CFM
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Navistar  International  Corporation  (NYSE:  NAV) is the  parent  company of  International  Truck and Engine
Corporation,  a leading  producer of mid-range  diesel engines,  medium trucks,  heavy trucks,  severe service vehicles,  and a provider of parts and service sold under the  International  brand. IC Corporation,  a wholly owned  subsidiary,  produces  school buses.  The company also is a private label designer and  manufacturer of diesel  engines for the pickup  truck,  van and SUV markets.  Additionally,  through a joint venture with Ford
Motor Company,  the company will build medium  commercial  trucks and currently  sells truck and diesel engine services  parts.  International  Truck and  Engine has the  broadest  distribution  network  in the  industry.
Financing for  customers and dealers is provided  through a wholly owned  subsidiary.  Additional  information can be found on the company's web site at WWW.NAV-INTERNATIONAL.COM.
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                                          Forward Looking Statements

Statements  contained  in this  filing or the  webcast  that are not  purely  historical  are  forward-looking statements within the meaning of the Private Securities  Litigation Reform Act of 1995,  including  statements regarding the company's  expectations,  hopes,  beliefs and intentions on strategies  regarding the future. It is important to note that the company's  actual future results could differ  materially  from those  projected in such  forward-looking  statements  because of a number of  factors,  including  but not  limited to general economic,  business and  financing  conditions,  labor  relations,  governmental  action,  competitor  pricing activity,  expense  volatility,  and other  risks  detailed  from time to time in  Navistar's  Securities  and
Exchange  Commission  filings.  Navistar  assumes no  obligation  to update the  information  included in this release.
                                                    SIGNATURES
                                                    ----------

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
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                     Registrant

Date:    March 4, 2003                      /s/  Mark T. Schwetschenau
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                                                 Mark T. Schwetschenau
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)